UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number   811-22080
                                                     -------------

                     First Trust Active Dividend Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                       1120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         --------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                      Date of fiscal year end:  November 30
                                               -------------

                   Date of reporting period:    May 31, 2009
                                             -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



[LOGO OMITTED]    FIRST TRUST
[GRAPHIC OMITTED]

                                          SEMI-ANNUAL
                                          REPORT

                                          For the Six Months Ended
                                          May 31, 2009




                                          FIRST TRUST
                                          ACTIVE DIVIDEND
                                          INCOME FUND






[LOGO OMITTED]    AVIANCE
                  CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  First Trust Active Dividend Income Fund (FAV)
                               Semi-Annual Report
                                  May 31, 2009

Shareholder Letter                                               1
At A Glance                                                      2
Portfolio Commentary                                             3
Portfolio of Investments                                         8
Statement of Assets and Liabilities                             12
Statement of Operations                                         13
Statements of Changes in Net Assets                             14
Financial Highlights                                            15
Notes to Financial Statements                                   16
Additional Information                                          20


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  First Trust Active Dividend Income Fund (FAV)
                               Semi-Annual Report
                                  May 31, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. However, many economists believe the recession that began in December, 2007 ended in March, 2009. In fact, the Dow's total return from March 9 (the statistical end of the bear market) to May 31, 2009, was 30.83%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Active Dividend Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Active Dividend Income Fund

First Trust Active Dividend Income Fund
"AT A GLANCE"
As of May 31, 2009 (Unaudited)

-------------------------------------------------------------------------
Fund Statistics
-------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    FAV
Common Share Price                                                 $9.99
Common Share Net Asset Value ("NAV")                               $9.86
Premium (Discount) to NAV                                          1.32%
Net Assets Applicable to Common Shares                       $71,144,707
Current Quarterly Distribution per Common Share (1)              $0.4600
Current Annualized Distribution per Common Share                 $1.8400
Current Distribution Rate on Closing Common Share Price (2)       18.42%
Current Distribution Rate on NAV (2)                              18.66%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                         [DATA POINTS REPRESENTED IN CHART]

                                  Common Share Price       NAV
                    5/30/2008           $16.40           $17.68
                     6/6/2008            16.64            17.45
                    6/13/2008            16.70            17.24
                    6/20/2008            16.18            16.93
                    6/27/2008            15.00            16.41
                     7/3/2008            15.30            16.12
                    7/11/2008            14.80            16.02
                    7/18/2008            14.88            15.37
                    7/25/2008            14.44            15.19
                     8/1/2008            15.02            15.01
                     8/8/2008            14.73            15.44
                    8/15/2008            14.73            15.38
                    8/22/2008            13.52            15.20
                    8/29/2008            13.65            15.16
                     9/5/2008            13.12            14.71
                    9/12/2008            14.70            14.82
                    9/19/2008            13.40            15.02
                    9/26/2008            12.11            14.19
                    10/3/2008            11.68            12.88
                   10/10/2008             7.59            11.14
                   10/17/2008            10.70            11.42
                   10/24/2008             8.75            10.12
                   10/31/2008             9.33            10.96
                    11/7/2008             8.81            10.74
                   11/14/2008             8.15            10.18
                   11/21/2008             6.63             9.46
                   11/28/2008             8.03            10.61
                    12/5/2008             8.48            10.58
                   12/12/2008             9.20            10.44
                   12/19/2008             8.73            10.49
                   12/26/2008            10.20            10.39
                     1/2/2009            10.11            10.47
                     1/9/2009            10.70            10.13
                    1/16/2009             9.66             9.61
                    1/23/2009             9.16             9.28
                    1/30/2009             9.82             9.04
                     2/6/2009            10.09             9.47
                    2/13/2009             9.24             9.10
                    2/20/2009             7.40             8.60
                    2/27/2009             7.55             8.28
                     3/6/2009             6.25             7.81
                    3/13/2009             7.47             8.50
                    3/20/2009             7.90             8.71
                    3/27/2009             8.77             9.15
                     4/3/2009             8.92             9.50
                     4/9/2009             9.66             9.60
                    4/17/2009            10.13             9.80
                    4/24/2009             9.15             9.33
                     5/1/2009             9.38             9.37
                     5/8/2009             9.38             9.86
                    5/15/2009             9.48             9.32
                    5/22/2009             9.68             9.46
                    5/31/2009             9.99             9.86



--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------
                                                               Average Annual
                                                               Total Return
                         6 Months Ended   One Year Ended   Inception (9/20/2007)
                           5/31/2009         5/31/2009         to 5/31/2009
FUND PERFORMANCE
NAV (3)                      2.23%            -33.83%             -21.28%
Market Value (4)            36.85%            -27.72%             -22.80%

INDEX PERFORMANCE
Russell 1000 Value Index    -0.79%            -35.35%             -41.96%
S&P 500 Index                4.05%            -32.57%             -24.12%
--------------------------------------------------------------------------------


------------------------------------------------------------
                                                 % of Total
Top 10 Holdings                                 Investments
------------------------------------------------------------
 McDonald's Corp.                                   5.2%
 QUALCOMM, Inc.                                     3.8
 BHP Billiton Ltd.                                  3.7
 Merck & Co., Inc.                                  3.2
 Schlumberger Ltd.                                  2.9
 MetLife, Inc.                                      2.8
 NIKE, Inc., Class B                                2.5
 PepsiCo, Inc.                                      2.5
 Praxair, Inc.                                      2.5
 General Electric Co.                               2.4
------------------------------------------------------------
     Total                                         31.5%
                                               =============


------------------------------------------------------------
                                                 % of Total
Sector Allocation                               Investments
------------------------------------------------------------
 Financials                                        26.4%
 Information Technology                            15.1
 Energy                                            13.1
 Consumer Discretionary                            12.1
 Materials                                         11.3
 Consumer Staples                                   8.0
 Industrials                                        6.7
 Health Care                                        4.1
 Telecommunication Services                         1.9
 Utilities                                          1.3
------------------------------------------------------------
      Total                                       100.0%
                                               =============


(1) Most recent distribution paid or declared through 5/31/2009. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2009.
(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.
(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

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                        PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------

                  First Trust Active Dividend Income Fund (FAV)
                               Semi-Annual Report


                                  Sub-Advisor

Aviance Capital Management, LLC ("Aviance"), a registered investment advisor, is the Sub-Advisor to the Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios. Aviance was founded, and is currently managed, by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Fund's portfolio utilizing a team led by Christian C. Bertelsen and Mark Belanian. Mr. Bertelsen and Mr. Belanian have approximately six years of experience working together and approximately 50 years of cumulative industry experience.

                           Portfolio Management Team

Effective July 16, 2009, there was a change in Aviance's portfolio management team for the Fund. Gary T. Dvorchak, who was on the portfolio management team for the Fund since the Fund's inception, is no longer with the firm. The Fund's investment objective, philosophy and portfolio construction process will remain as they have been since the Fund's inception. Furthermore, Mr. Bertelsen and Mr. Belanian will remain responsible for the day-to-day management of the Fund's portfolio. They have been joined on the Fund's portfolio management team by James R. Neel, CFA. Mr. Neel joined Aviance in January 2009 and has 30 years of investment management experience.


CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has over 41 years of investment experience. Since November 2004, he was Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.


GARY T. DVORCHAK, CFA, Portfolio Manager - Quantitative Dividend Analyst

Gary T. Dvorchak, CFA, has over 16 years of experience in the institutional investment management business. Before joining Aviance, Mr. Dvorchak founded Channel Island Partners, a hedge fund investment advisor. From January 2004 to October 2005, Channel Island Partners managed the Systematic Income Fund, an income-oriented, dividend capture fund. The fund was closed and the partners moved their assets into Aviance's dividend strategy upon the merger of Channel Island Partners into GFPC. From May 1998 to November 2001, Mr. Dvorchak was a senior portfolio manager at Provident Investment Counsel, a Pasadena-based institutional asset manager with $20 billion of assets under management. Between April 1993 and April 1998, Mr. Dvorchak was a senior analyst and member of the investment committee at Sit Investment Associated, an institutional manager based in Minneapolis. Mr. Dvorchak earned an M.B.A. in 1992 from the Kellogg Graduate School of Management at Northwestern University. He graduated Phi Beta Kappa in 1986 from the University of Iowa and earned the Chartered Financial Analyst designation in 1996.


MARK BELANIAN, Portfolio Analyst

Mark Belanian has over 9 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.


JAMES R. NEEL, CFA, Portfolio Manager

James R. Neel, CFA, has over 30 years of experience in investment management. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services, CEO of Dreman Value Advisors, where he worked with Christian Bertelsen, and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976. Mr. Neel also served four years as a U.S. Navy officer.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------


                                   Commentary

First Trust Active Dividend Income Fund

The primary investment objective of First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.


Market Recap

This section discusses the primary factors which impacted FAV's two integrated activities throughout the six months ended May 31, 2009. In our 2008 annual report, we described the year as two distinct periods: a year of two halves. During the six months covered by this report, equity markets exhibited similar schizophrenic behavior. The period from December 1, 2008 to March 9, 2009 saw the Standard & Poor's 500 Index ("S&P 500") drop by approximately 20%. From March 9, 2009 to May 31, 2009, the S&P 500 gained approximately 28%.

For the first two months of 2009, the financial markets as we know them teetered on the edge of disaster. Confidence was non-existent and no prediction of doom could to be discounted. Then, on March 10th, as if by magic and with scant fundamental support, market psychology changed and the S&P 500 jumped by over 6%.

On March 18th, the Federal Reserve's Open Market Committee ("FOMC") announced a surprise move to purchase up to $1 trillion of U.S. government and agency debt. The announcement ignited an immediate rally in Treasuries and the stock market, with 30-year yields dropping 35 basis points and the S&P 500 gaining 2.75% on that day alone. Although an equity recovery had already begun, this event established a perceived bottom to many fear factors, including the inexorable decline of equities. Trough to peak, the S&P 500 moved from 676.53 to 832.86 during March 2009, a rise of 23%, which caught many investors by surprise.


How Was the Fund Affected during the Period?

In late February, 2009, we became bullish on short-term prospects for equities; in early April, following the modification of Mark-to-Market (which refers to the accounting standards of assigning a value to a position held in a financial instrument based on the current fair market price for the instrument or similar instruments), our conviction in recovery increased. On both occasions, we modified the Fund's allocations accordingly and increased our willingness to raise the beta of the Fund's portfolio.

This resulted in the higher financials sector exposure of the Fund than the S&P 500; a higher weighting than the Fund has normally maintained. The Fund also maintained an overweight position in basic materials, since we felt the perception of an economic recovery would lead to renewed demand for commodities.


What Drove the 2009 Rally?

The following data illustrates the type of company that drove the 2009 rally: smaller caps and lower quality stocks.

The table below sorts the broad universe of U.S. stocks (about 4,000 names) into decile groups based on their market capitalization. Next to each decile group is the weighted average return.

                   Market Capitalization Influence on Returns

   Decile Group by
   Market Cap.               Market Cap. ($ Millions)         Return from Bottom

             1                       $102,098                      22%
             2                        $18,400                      29%
             3                        $11,788                      26%
             4                         $8,212                      30%
             5                         $5,581                      36%
             6                         $4,165                      26%
             7                         $3,410                      31%
             8                         $2,487                      36%
             9                         $1,632                      51%
            10                           $853                      70%

Source: Bloomberg

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------



Clearly, the smallest stocks are posting largest gains, while the largest caps are lagging. It's no surprise to see smaller cap stocks leading the start of a recovery, just as they have done in previous rallies. Note that the Fund invests primarily in stocks with a market cap of $5 billion or higher.

Quality Fundamentals

More importantly to FAV, the companies with the worst fundamentals coming into the bottom of the market are leading the way out, from a performance perspective. Our next table ranks decile groups based on the change in 2009 earnings estimate over the previous six months. In this way, we are using earnings estimate improvement as an approximate proxy for quality. (FAV seeks to invest in companies with "quality" fundamentals.)

                      Estimate Change Influence on Returns

   Decile Group by
   Estimate Change                Estimate Change             Return from Bottom

              1                        -85%                           108%
              2                        -65%                            67%
              3                        -60%                            51%
              4                        -53%                            42%
              5                        -33%                            36%
              6                        -27%                            29%
              7                        -28%                            24%
              8                        -19%                            19%
              9                        -19%                            12%
             10                         -8%                             3%

Source: Bloomberg


Clearly, the more earnings collapsed since the panic began in the fall of 2008, the stronger the return from the bottom, indicating quality companies are not leading this rally. In other words, the rally is being led by stocks that are rebounding because they dropped so far during the months the U.S. was in recession. In Aviance's opinion, the rally is not sustainable with this group of stocks leading the "rebound." Additionally, the quality measures shown below, while less compelling, support the idea that "junkier" companies are leading the way.

The table below sorts companies into decile groups based on debt load (as measured by debt/total capital). Generally speaking, the more debt a company carried, the better the stock performance over the last few months. Or, at least, there is no performance penalty for being debt-laden.

                         Debt Load Influence on Returns

   Decile Group by
   Debt Load                    Debt/Capital Ratio            Return from Bottom

          1                          70%                            39%
          2                          47%                            30%
          3                          35%                            29%
          4                          27%                            26%
          5                          18%                            27%
          6                          12%                            30%
          7                           5%                            23%
          8                           1%                            29%
          9                         0.5%                            21%
         10                           0%                            31%

Source: Bloomberg


Free Cash Flow is one of the Fund's primary investment parameters as we seek to determine a company's ability to cover their dividend payment. The table below shows those companies with collapsing free cash flow towards the end of the credit crunch were not punished for this during the recent rally.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------


                       Free Cash Flow Influence on Returns

   Decile Group by
   FCF                       Change in Free Cash Flow         Return from Bottom

       1                           -639%                            32%
       2                           -187%                            34%
       3                            -91%                            26%
       4                            -46%                            19%
       5                            -13%                            28%
       6                             28%                            27%
       7                             72%                            26%
       8                            122%                            28%
       9                            246%                            28%
      10                          2,062%                            28%

Source: Bloomberg


Government Influence

Governmental efforts to avert a global financial meltdown, re-inflate our domestic economy and avoid crippling inflation and devaluation thereafter are now taking effect after an initial lag. We also felt that the Obama Administration's approach to healthcare would probably hurt many companies operating within the U.S. healthcare industry. Therefore, healthcare was our primary underweight sector during the reporting period.

Dividend Recap

For the Fund, the reporting period was dominated by the need to capture enough income to meet the April dividend. At an NAV low of $7.71, the $0.46 per share dividend payment represented approximately 24% annualized dividend income. Accordingly, the Fund prioritized the maintenance of its dividend above capital return, and achieved this goal.

Media headlines had claimed during the period that dividends are disappearing fast. However, in reality, dividends remained in good supply and at yield levels sufficient to maintain FAV's dividend payment. While the number of companies cutting their dividend increased to a record level, it should be noted that of the 7,000 publicly-owned companies that reported dividend information to S&P in the first quarter of 2009, 367 cut dividends during the first quarter and 283 companies announced plans to increase dividends. In our view this supports the thesis that dividends are exceptionally robust in a recession; it certainly doesn't foretell the end of dividends, in our opinion.

The above statistics demonstrate one of the Sub-Advisor's main value philosophies: revenues may fall further and the economy may take a long time to recover, but we do not underestimate the ability of "quality" companies to generate free cash flows in spite of the recession. These are the type of companies the Sub-Advisor aims to include in the Fund's holdings.

Performance Analysis

The net asset value ("NAV") total return1 of the Fund for the six months ended May 31, 2009 was 2.23%. Over the same period, the total return of the S&P 500 Index, the Fund's primary benchmark index, was 4.05%, while the Fund's secondary benchmark indices, the Russell 1000 Value and the DJ Select Dividend Index, returned -0.79% and -13.88% respectively.

The Fund's market value total return2 for the six months ended May 31, 2009 was 36.85%.




----------------
1 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

2 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------



NAV Performance

The performance of the Fund's NAV over the reporting period was well correlated to the S&P 500 and Russell 1000 Value indices, with a slight lag behind the former and a slight outperformance of the latter. The large underperformance of the DJ Select Dividend Index supports the data tables displayed previously in that quality balance sheet companies generating consistent free cash flows have yet to be fully rewarded during the rally, even though they were severely punished in the down market. The Fund's overweight in financials and basic materials performed much better than its benchmarks. Conversely, the Fund's underweight in healthcare detracted from performance versus the indices.

Due to the lack of dividends produced by technology companies, the sector is a traditional underweight for the Fund. During the reporting period, this hurt the NAV compared to the benchmarks as technology experienced strong gains. This is expected from a sector which features growth potential and is not as focused on balance sheet fundamentals. Although the Fund held market weight in industrials, a number of ill-timed dividend captures meant this sector underperformed the market.

Market and Fund Outlook

As the Fund's Sub-Advisor, we continually ask ourselves: is the recent recovery in equity prices predicated on hard economic data or just a correction of an oversold market during the build up to March? At the end of May, we could either take the pessimistic view that the S&P 500 is up 2% for the year without a great deal of absolute positive data (and therefore had nowhere to go from there), or we could be optimistic and see an index which is over 40% off its 2007 peaks (and therefore has much room for further gains).

In our opinion, all our primary data is currently pointing to a meaningful pullback before any form of continued rally can recommence. The tables we have included show the current rally is not based on larger, quality companies and may not be sustainable. Although the global financial meltdown has now largely passed, the great debt and derivative unwind still has a way to run, primarily consumer de-leveraging.

Consumers still have little to be confident about with unemployment running high, commodity prices rising and credit available only to those who probably don't need it. Moreover, we have yet to see a clear bottom to the housing price/foreclosure spiral in many areas.

When a retrenchment is complete and confidence returns, liquidity (cash sitting on the sidelines) also returns, as measured by factors such as the liquidity base and the ratio of cash in circulation to stock market value. To be sustainable, any rally should be led by more fundamentally sound companies; the type of companies FAV tends to invest in.

Fundamentals have to improve from here, in our opinion. The "relief rally" may be fully priced in. For continued advancement, we need to see clear proof of economic strength. Rallies can be driven by sentiment in the short run, but must be supported by fundamentals in the long run.

First Trust Active Dividend Income Fund
Portfolio of Investments (a)
May 31, 2009 (Unaudited)


  Shares                       Description                           Value
 --------     ---------------------------------------------     ---------------

 COMMON STOCKS - 84.9%

              AEROSPACE & DEFENSE - 2.2%
    5,000     Honeywell International, Inc.                     $       165,800
   30,000     Northrop Grumman Corp.                                  1,428,600
                                                                ----------------
                                                                      1,594,400
                                                                ----------------
              AUTO COMPONENTS - 1.3%
   45,000     Johnson Controls, Inc.                                    896,850
                                                                ----------------
              BEVERAGES - 3.8%
   21,000     Coca-Cola (The) Co.                                     1,032,360
   32,500     PepsiCo, Inc.                                           1,691,625
                                                                ----------------
                                                                      2,723,985
                                                                ----------------
              CAPITAL MARKETS - 3.5%
   11,000     Goldman Sachs Group (The), Inc.                         1,590,270
   50,000     Schwab (Charles) Corp.                                    880,000
                                                                ----------------
                                                                      2,470,270
                                                                ----------------
              CHEMICALS - 4.8%
   11,000     Air Products and Chemicals, Inc.                          712,580
   25,000     Eastman Chemicals Co.                                   1,036,000
   23,000     Praxair, Inc.                                           1,683,600
                                                                ----------------
                                                                      3,432,180
                                                                ----------------
              COMMERCIAL BANKS - 2.2%
   27,000     Canadian Imperial Bank of Commerce                      1,346,490
   12,000     U.S. Bancorp                                              230,400
                                                                ----------------
                                                                      1,576,890
                                                                ----------------
              COMMUNICATIONS EQUIPMENT - 6.3%
   65,000     Cisco Systems, Inc.                                     1,202,500
   20,000     Harris Corp.                                              621,600
    2,484     Harris Stratex Networks, Inc.                              11,849
   60,000     QUALCOMM, Inc.                                          2,615,400
                                                                ----------------
                                                                      4,451,349
                                                                ----------------
              COMPUTERS & PERIPHERALS - 1.1%
    2,500     International Business Machines Corp.                     265,700
   50,000     NCR Corp. (b)                                             537,000
                                                                ----------------
                                                                        802,700
                                                                ----------------
              CONSTRUCTION & ENGINEERING - 1.0%
   15,000     Fluor Corp.                                               704,700
                                                                ----------------
              DIVERSIFIED FINANCIAL SERVICES - 2.9%
  120,000     Bank of America Corp.                                   1,352,400
   19,000     JPMorgan Chase & Co.                                      701,100
                                                                ----------------
                                                                      2,053,500
                                                                ----------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 1.8%
   26,000     AT&T, Inc.                                                644,540
   23,000     Verizon Communications, Inc.                              672,980
                                                                ----------------
                                                                      1,317,520
                                                                ----------------
              ELECTRIC UTILITIES - 1.0%
    5,000     FPL Group, Inc.                                           282,650
   40,000     NV Energy, Inc.                                           400,000
                                                                ----------------
                                                                        682,650
                                                                ----------------


Page 8                 See Notes to Financial Statements

First Trust Active Dividend Income Fund
Portfolio of Investments (a) (Continued)
May 31, 2009 (Unaudited)


  Shares                       Description                           Value
 --------     ---------------------------------------------     ---------------

 COMMON STOCKS - (Continued)

              ENERGY EQUIPMENT & SERVICES - 3.2%
   35,000     Schlumberger Ltd.                                 $     2,003,050
    5,000     Tidewater, Inc.                                           238,350
                                                                ----------------
                                                                      2,241,400
                                                                ----------------
              FOOD & STAPLES RETAILING - 0.1%
    4,000     Sysco Corp.                                                95,840
                                                                ----------------
              FOOD PRODUCTS - 0.7%
    3,000     Kraft Foods, Inc., Class A                                 78,330
   30,000     Sara Lee Corp.                                            269,700
    5,000     Unilever N.V.                                             119,700
                                                                ----------------
                                                                        467,730
                                                                ----------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
    2,000     Baxter International, Inc.                                102,380
                                                                ----------------
              HOTELS, RESTAURANTS & LEISURE - 5.0%
   60,000     McDonald's Corp.                                        3,539,400
                                                                ----------------
              HOUSEHOLD PRODUCTS - 1.8%
   25,000     Kimberly-Clark Corp.                                    1,297,250
                                                                ----------------
              INDUSTRIAL CONGLOMERATES - 2.3%
  120,000     General Electric Co.                                    1,617,600
                                                                ----------------
              INSURANCE - 3.8%
    1,000     ACE Ltd.                                                   43,990
   15,000     Allstate (The) Corp.                                      385,950
   25,000     Hartford Financial Services Group (The), Inc.             358,500
   60,000     MetLife, Inc.                                           1,890,000
                                                                ----------------
                                                                      2,678,440
                                                                ----------------
              INTERNET SOFTWARE & SERVICES - 0.7%
    1,250     Google, Inc., Class A (b)                                 521,537
                                                                ----------------
              MEDIA - 1.3%
   80,000     News Corp., Class B                                       898,400
                                                                ----------------
              METALS & MINING - 6.0%
   26,000     Allegheny Technologies, Inc.                              920,660
   45,000     BHP Billiton Ltd. - ADR                                 2,530,800
   40,000     Southern Copper Corp.                                     837,200
                                                                ----------------
                                                                      4,288,660
                                                                ----------------
              MULTI-UTILITIES - 0.3%
   10,000     Ameren Corp.                                              232,600
                                                                ----------------
              OIL, GAS & CONSUMABLE FUELS - 9.4%
   30,000     Anadarko Petroleum Corp.                                1,433,400
   10,000     BP Amoco PLC - ADR                                        495,000
   20,000     ConocoPhillips                                            916,800
    5,000     Devon Energy Corp.                                        316,200
  125,000     El Paso Corp.                                           1,218,750
   10,000     EnCana Corp.                                              554,300
   10,000     Frontline Ltd.                                            233,800
    2,000     Kinder Morgan Energy Partners, L.P.                       102,280
    5,000     Murphy Oil Corp.                                          295,050
   20,000     Nordic American Tanker Shipping Ltd.                      670,800


                       See Notes to Financial Statements                 Page 9

First Trust Active Dividend Income Fund
Portfolio of Investments (a) (Continued)
May 31, 2009 (Unaudited)


  Shares                       Description                           Value
 --------     ---------------------------------------------     ---------------

 COMMON STOCKS - (Continued)

              OIL, GAS & CONSUMABLE FUELS - (Continued)
   10,000     Tesoro Corp.                                      $       169,400
    5,000     TOTAL S.A. - ADR                                          288,250
                                                                ----------------
                                                                      6,694,030
                                                                ----------------
              PHARMACEUTICALS - 3.8%
   25,000     Bristol-Myers Squibb Co.                                  498,000
   80,000     Merck & Co., Inc.                                       2,206,400
                                                                ----------------
                                                                      2,704,400
                                                                ----------------
              REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.1%
   90,000     Annaly Capital Management, Inc.                         1,254,600
    5,000     Boston Properties, Inc.                                   241,600
                                                                ----------------
                                                                      1,496,200
                                                                ----------------
              ROAD & RAIL - 0.9%
   20,000     CSX Corp.                                                 635,200
                                                                ----------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.2%
   25,000     Analog Devices, Inc.                                      610,250
   30,000     Intel Corp.                                               471,600
   30,000     Maxim Integrated Products, Inc.                           486,900
   95,000     Taiwan Semiconductor Manufacturing Co. Ltd., ADR        1,039,300
   18,000     Texas Instruments, Inc.                                   349,200
                                                                ----------------
                                                                      2,957,250
                                                                ----------------
              SOFTWARE - 2.1%
   55,000     Microsoft Corp.                                         1,148,950
   10,000     Salesforce.com                                            379,500
                                                                ----------------
                                                                      1,528,450
                                                                ----------------
              SPECIALTY RETAIL - 1.6%
   50,000     Home Depot (The), Inc.                                  1,158,000
                                                                ----------------
              TEXTILE, APPAREL & LUXURY GOODS - 2.4%
   30,000     NIKE, Inc., Class B                                     1,711,500
                                                                ----------------
              TOBACCO - 1.2%
   50,000     Altria Group, Inc.                                        854,500
                                                                ----------------

              TOTAL COMMON STOCKS - 84.9%                            60,427,761
              (Cost $57,950,537)                                ----------------


INVESTMENT COMPANIES - 8.9%

              ASSET MANAGEMENT & CUSTODY BANKS
   30,000     India Fund, Inc.                                         881,400
   25,000     iShares MSCI Brazil Index Fund                         1,379,500
   25,000     iShares MSCI South Korea Index Fund                      902,250
   90,000     iShares MSCI Taiwan Index Fund                         1,015,200
   38,500     iShares FTSE/Xinhua China 25 Index Fund                1,437,590
   40,000     ProShares UltraShort Oil & Gas                           688,000
                                                                ---------------
              TOTAL INVESTMENT COMPANIES                             6,303,940
              (Cost $5,392,911)                                 ---------------



Page 10                See Notes to Financial Statements

First Trust Active Dividend Income Fund
Portfolio of Investments (a) (Continued)
May 31, 2009 (Unaudited)


  Shares                       Description                           Value
 --------     ---------------------------------------------     ---------------

 MASTER LIMITED PARTNERSHIP - 1.9%

              CAPITAL MARKETS
  125,000     Blackstone Group (The) L.P.                       $     1,368,750
              (Cost $1,426,168)                                 ----------------


              TOTAL INVESTMENTS - 95.7%                              68,100,451
              (Cost $64,769,616) (c)

              NET OTHER ASSETS AND LIABILITIES - 4.3%                 3,044,256
                                                                ----------------
              NET ASSETS - 100.0%                               $    71,144,707
                                                                ================


------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,844,091 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $513,256.

ADR - American Depositary Receipt


Valuation Inputs

A summary of the inputs used to value the Fund's investments as of May 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

       Valuation of Inputs                                      Investments
       --------------------------------------------------       -------------
       Level 1 - Quoted Prices                                    $68,100,451
       Level 2 - Other Significant Observable Inputs                       --
       Level 3 - Significant Unobservable Inputs                           --
                                                                -------------
       Total                                                      $68,100,451
                                                                =============




                       See Notes to Financial Statements                 Page 11

First Trust Active Dividend Income Fund
Statement of Assets and Liabilities
May 31, 2009 (Unaudited)

ASSETS:
Investments, at value
    (Cost $64,769,616)                                                                          $     68,100,451
Cash                                                                                                   1,056,087
Prepaid expenses                                                                                          22,372
Receivables:
    Investment securities sold                                                                        13,176,073
    Dividends                                                                                            916,860
    Interest                                                                                                  63
                                                                                                ----------------
       Total Assets                                                                                   83,271,906
                                                                                                ----------------

LIABILITIES:
Payables:
    Investment securities purchased                                                                   12,002,684
    Investment advisory fees                                                                              58,559
    Audit and tax fees                                                                                    21,650
    Legal fees                                                                                            17,126
    Custodian fees                                                                                        12,991
    Printing fees                                                                                          8,667
    Administrative fees                                                                                    4,261
    Transfer agent fees                                                                                      819
Accrued expenses and other liabilities                                                                       442
                                                                                                ----------------
       Total Liabilities                                                                              12,127,199
                                                                                                ----------------
NET ASSETS                                                                                      $     71,144,707
                                                                                                ================

NET ASSETS consist of:
Paid-in capital                                                                                     $137,324,801
Par value                                                                                                 72,156
Accumulated net investment income (loss)                                                               2,191,988
Net unrealized appreciation (depreciation) on investments                                              3,330,835
Accumulated net realized gain (loss) on investments                                                  (71,775,073)
                                                                                                ----------------
NET ASSETS                                                                                      $     71,144,707
                                                                                                ================

NET ASSET VALUE, per Common Share (par value $0 01 per Common Share)                            $           9 86
                                                                                                ================

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)            7,215,625
                                                                                                ================


Page 12                See Notes to Financial Statements

First Trust Active Dividend Income Fund
Statement of Operations
For the Six Months Ended May 31, 2009 (Unaudited)


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $106,239)                          $     8,253,614
Interest                                                                                    416
                                                                                ---------------
    Total investment income                                                           8,254,030
                                                                                ---------------

EXPENSES:
Investment advisory fees                                                                339,437
Custodian fees                                                                           36,428
Legal fees                                                                               35,150
Administrative fees                                                                      25,063
Audit and tax fees                                                                       21,400
Trustees' fees and expenses                                                              20,508
Printing fees                                                                            16,229
Transfer agent fees                                                                      11,427
Other                                                                                    15,331
                                                                                ---------------
    Total expenses                                                                      520,973
                                                                                ---------------
NET INVESTMENT INCOME (LOSS)                                                          7,733,057
                                                                                ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                              (6,675,289)
Net change in unrealized appreciation (depreciation) on investments                     167,196
                                                                                ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                              (6,508,093)
                                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $     1,224,964
                                                                                ===============


                       See Notes to Financial Statements                 Page 13

First Trust Active Dividend Income Fund
Statements of Changes in Net Assets



                                                                                                Six Months
                                                                                                   Ended               Year
                                                                                                 5/31/2009             Ended
                                                                                                (Unaudited)         11/30/2008
                                                                                              ---------------    ----------------
OPERATIONS:
Net investment income (loss)                                                                  $    7,733,057     $  12,824,886
Net realized gain (loss) on investments                                                           (6,675,289)      (62,037,019)
Net change in unrealized appreciation (depreciation) on investments                                  167,196         4,507,917
                                                                                              ----------------   ---------------
Net increase (decrease) in net assets resulting from operations                                    1,224,964       (44,704,216)
                                                                                              ----------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                             (6,633,596)      (14,173,245)
Net realized gain                                                                                         --        (1,782,751)
                                                                                              ----------------   ---------------
Total distributions to shareholders                                                               (6,633,596)      (15,955,996)
                                                                                              ----------------   ---------------

CAPITAL TRANSACTIONS:
Proceeds from sale of Common Shares reinvested                                                        96,929                --
                                                                                              ----------------   ---------------
Net increase (decrease) in net assets resulting from capital transactions                             96,929                --
                                                                                              ----------------   ---------------

Total increase (decrease) in net assets                                                           (5,311,703)      (60,660,212)

NET ASSETS:
Beginning of period                                                                               76,456,410       137,116,622
                                                                                              ----------------   ---------------
End of period                                                                                 $   71,144,707     $  76,456,410
                                                                                              ================   ===============
Accumulated net investment income (loss) at end of period                                     $    2,191,988     $   1,092,527
                                                                                              ================   ===============

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period                                                               7,205,236         7,205,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan                             10,389                --
                                                                                              ----------------   ---------------
Common Shares at end of period                                                                     7,215,625         7,205,236
                                                                                              ================   ===============


Page 14                See Notes to Financial Statements

First Trust Active Dividend Income Fund
Financial Highlights
For a Common Share outstanding throughout each period



                                                                             Six Months
                                                                                Ended               Year              Period
                                                                              5/31/2009             Ended              Ended
                                                                             (Unaudited)          11/30/2008       11/30/2007 (a)
                                                                          ----------------    ----------------    ----------------
Net asset value, beginning of period                                      $        10.61       $       19.03      $        19.10 (b)
                                                                          ----------------    ----------------    ----------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (g)                                                    1.07                1.78                0.52
Net realized and unrealized gain (loss)                                            (0.90)              (7.99)              (0.55)(h)
                                                                          ----------------    ----------------    ----------------
Total from investment operations                                                    0.17               (6.21)              (0.03)
                                                                          ----------------    ----------------    ----------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                              (0.92)              (1.97)                 --
Net realized gain                                                                     --               (0.24)                 --
                                                                          ----------------    ----------------    ----------------
Total distributions                                                                (0.92)              (2.21)                 --
                                                                          ----------------    ----------------    ----------------
Common Shares offering costs charged to paid-in capital                               --                  --               (0.04)
                                                                          ----------------    ----------------    ----------------
Net asset value, end of period                                            $         9.86      $        10.61      $        19.03
                                                                          ================    ================    ================
Market value, end of period                                               $         9.99      $         8.03      $        17.78
                                                                          ================    ================    ================
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d)                                       2.23%             (34.64)%             (0.37)%
                                                                          ================    ================    ================
TOTAL RETURN BASED ON MARKET VALUE (d) (e)                                         36.85%             (47.00)%            (11.10)%
                                                                          ================    ================    ================
-----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                      $       71,145      $       76,456      $      137,117
Ratio of total expenses to average net assets                                       1.53% (f)           1.31%               1.44%(f)
Ratio of net investment income to average net assets                               22.78% (f)          11.34%              13.87%(f)
Portfolio turnover rate                                                            1,044%              1,722%                178%
-----------------------------------------------------

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.
(b) Net of sales load of $0.90 per share on initial shares issued.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return is not annualized for periods less than one year.
(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(f) Annualized.
(g) Based on average shares outstanding.
(h) During the period ended November 30, 2007, the Fund recorded a receivable due from the Advisor of $3,067 in connection with a trade error. This reimbursement from the Sub-Advisor represents less than $0.01.


                       See Notes to Financial Statements                 Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                            May 31, 2009 (Unaudited)

                               1. Fund Description

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the value of the securities and other investments the Fund holds plus cash and other assets, including dividends accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings. There can be no assurance that the Fund's investment objectives will be achieved.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:
The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

         o Level 1 - quoted prices in active markets for identical securities

         o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

         o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2009 is included in the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                            May 31, 2009 (Unaudited)

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

B. Securities Transactions and Investment Income:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

C. Dividends and Distributions to Shareholders:
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended November 30, 2008 was as follows:

Distributions paid from:
         Ordinary Income                       $15,925,846
         Long-Term Capital Gain                     30,150

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

         Undistributed Ordinary Income...................... $  1,092,527
         Net Unrealized Appreciation (Depreciation).........   (7,974,209)
         Accumulated Capital and Other Losses...............  (53,961,936)

D. Income Taxes:
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2008, the Fund elected to defer capital losses occurring between November 1, 2008 and November 30, 2008 in the amount of $9,874,100.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At November 30, 2008, the Fund had available realized capital losses of $44,087,926 to offset future net capital gains through the fiscal year 2016.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of May 31, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

E. Expenses:
The Fund pays all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                            May 31, 2009 (Unaudited)

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

In accordance with certain fee arrangements, JPMorgan Investor Services Co. served as the Fund's Administrator and Fund Accountant, JPMorgan Chase Bank, National Association served as the Custodian and American Stock Transfer & Trust Company served as the Transfer Agent. Effective May 18, 2009, PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Fund Accountant in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian as of such date in accordance with certain fee arrangements. Effective May 25, 2009, PNC also serves as the Fund's Transfer Agent in accordance with certain fee arrangements. PNC continues to provide certain administrative services to the Fund in connection with the Board's meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended May 31, 2009, were $664,147,624 and $658,049,560, respectively.

                               5. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment and Market Risk: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                            May 31, 2009 (Unaudited)

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

Dividend Strategy Risk: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

Qualified Dividend Tax Risk: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2011, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                            May 31, 2009 (Unaudited)

                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


--------------------------------------------------------------------------------

                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                            May 31, 2009 (Unaudited)

                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                         Submission of Matters to a Vote

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 6,674,261, the number of votes against was 383,019 and the number of abstentions was 147,956. The number of votes cast in favor of Mr. Kadlec was 6,671,376, the number of votes against was 385,904 and the number of abstentions was 147,956. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.


                      Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Investment Management and Sub-Advisory Agreements

The Board of Trustees of First Trust Active Dividend Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aviance Capital Management, LLC (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                            May 31, 2009 (Unaudited)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the sub-advisory fee rate is lower than the fee rate charged by the Sub-Advisor to its other clients. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) most peer funds do not employ an advisor/sub-advisor management structure; (ii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods;
(iii) many of the peer funds are larger than the Fund; and (iv) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board noted that the Sub-Advisor did not identify any economies of scale realized in connection with providing services to the Fund and represented that the Sub-Advisor was providing sub-advisory services to the Fund at a loss. The Board considered the Advisor's representation that First Trust Portfolios L.P., an affiliate of the Advisor, had committed to provide any necessary financing for the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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                                                                         Page 23

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Page 24

[LOGO OMITTED]

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Inside Back Cover

                            [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Aviance Capital Management, LLC, ("Aviance") a registered investment advisor, serves as the investment sub-advisor to the Registrant. Effective July 16, 2009, there was a change in Aviance's portfolio management team for the Fund. Gary T. Dvorchak, who was on the portfolio management team for the Fund since the Fund's inception, is no longer with the firm. Mr. Bertelsen and Mr. Belanian will remain responsible for the day-to-day management of the Fund's portfolio. They have been joined on the Fund's portfolio management team by James R. Neel, CFA. Mr. Neel joined Aviance in January 2009 and has 30 years of investment management experience.

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager Christian C. Bertelsen has over 41 years of investment experience. Since November 2004, he was Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

MARK BELANIAN, Portfolio Analyst
Mark Belanian has over 9 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

JAMES R. NEEL, CFA, Portfolio Manager
James R. Neel, CFA, has over 30 years of experience in investment management. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services, CEO of Dreman Value Advisors, where he worked with Christian Bertelsen, and Partner at Loomis Sayles. Mr. Neel was a portfolio manager for Gibraltar Bank in Florida from 2001 to May 2005 and at YHB Investment Advisors, Inc. from May 2005 until January, 2009, when he started at Aviance. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. From 2001 to May 2005, he was a portfolio manager He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976. Mr. Neel also served four years as a U.S. Navy officer.

Other Accounts Managed by Portfolio Managers or Management Team Member as of May 31, 2009

                                                                                          # of Accounts     Total Assets
                                                                                          Managed for       for which
                                                               Total # of                 which Advisory    Advisory Fee
Name of Portfolio Manager                                      Accounts     Total         Fee is Based on   is Based on
or Team Member                Type of Accounts                 Managed      Assets        Performance       Performance
Christian C. Bertelsen        Registered Investment            0            $0            0                 $0
                              Companies:
                              Other Pooled Investment          0            $0            0                 $0
                              Vehicles:
                              Other Accounts:                  63           $145 M        0                 $0
Mark Belanian                 Registered Investment            0            $0            0                 $0
                              Companies:
                              Other Pooled Investment          0            $0            0                 $0
                              Vehicles:
                              Other Accounts:                  0            $0            0                 $0
James R. Neel                 Registered Investment            0            $0            0                 $0
                              Companies:
                              Other Pooled Investment          0            $0            0                 $0
                              Vehicles:
                              Other Accounts:                  0            $0            0                 $0


Potential Conflicts of Interests

Aviance believes there are not any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Registrant's investments.


Compensation Structure of Portfolio Managers or Management Team Members

The members of the portfolio management team are paid a monthly salary capped at a level which can rise annually with inflation. Additional bonuses are based on the overall profitability of the firm. Aviance employees are offered health/dental insurance through the firm's group policy. The members of the portfolio management team are paid at the annual salary cap amount. At this time, the cash flow of the company does not support the full amount of salaries, therefore, the three members are paid at a discounted level, as cash flow allows.


Disclosure of Securities Ownership

    Information provided as of May 31, 2009
                                                   Dollar Range of Registrant
             Name                                   Shares Beneficially Owned
             Christian C. Bertelsen                            $0
             Mark Belanian                                     $0
             James R. Neel                                     $0



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the  Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Active Dividend Income Fund
             ------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date July 23, 2009
     -----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date July 23, 2009
     -----------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          -----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date July 23, 2009
     -----------------------



* Print the name and title of each signing officer under his or her signature.